SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 27, 2002

HOME SOLUTIONS OF AMERICA, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-22388	99-0273889
(Commission File Number)	(IRS Employer Identification No.)

11850 Jones Road, Houston, Texas	77070
(Address of Principal Executive Offices)	(Zip Code)

(281) 970-9859
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets.

             As previously reported, on December 27, 2002, Home Solutions of America, Inc. (formerly Nextgen Communications Corporation), a Delaware corporation (the "Company"), completed the acquisition of 100% of the outstanding capital stock (the "Stock Purchase") of P.W. Stephens, Inc., a California corporation.

             On January 17, 2003, the Company filed with the Securities and Exchange Commission a current report on Form 8-K, disclosing the acquisition of P.W. Stephens, Inc., but omitted the financial statements required by Item 7 of Form 8-K, as permitted by applicable rules and regulations.

            Through this Form 8-K/A, the Company amends its current report filed on January 17, 2002, to include the information required by Item 7 of Form 8-K.

Item 7. Financial Statements and Exhibits.

(a)    Financial statements of businesses acquired:

P.W. Stephens, Inc. - Financial Statements for the Nine Months Ended September 30, 2002 and 2001 (Unaudited)

P.W. Stephens, Inc. - Financial Statements for the Years Ended December 31, 2001 and 2000 with independent Auditors' Report Thereon

(b)   Pro forma financial information:

Home Solutions Of America, Inc. - Pro Forma Combined Balance Sheets as of September 30, 2002 (Unaudited)

Home Solutions Of America, Inc. - Pro Forma Combined Statements of Operations For the Nine-Month Period Ended September 30, 2002 (Unaudited)

Home Solutions Of America, Inc. - Pro Forma Combined Statements of Operations For the Year Ended December 31, 2001 (Unaudited)

Home Solutions Of America, Inc. - Notes To Unaudited Pro Forma Combined Financial Statements (Unaudited)

P.W. STEPHENS, INC.

FINANCIAL STATEMENTS

For The Nine Months Ended September 30, 2002 and 2001 (Unaudited)

P.W. STEPHENS, INC.

BALANCE SHEET (Unaudited)

September 30,
2002
ASSETS

Current assets:
Cash	$ 67,462
Accounts receivable, net of allowance for doubtful accounts of $96,085	3,597,827
Prepaid expenses and supplies	107,406
Due from related party	60,940
Total current assets	3,833,635

Property and equipment, net of accumulated depreciation
and amortization of $739,812	2,021,594

Goodwill, net of accumulated amortization of $573,484	2,293,935

Deferred income taxes	31,662

Other assets	128,123

$ 8,308,949
LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Line of credit borrowings	$ 516,330
Accounts payable and accrued expenses	1,327,933
Due to related party	1,310,469
Current portion of long-term debt and capital lease obligations	555,618
Total current liabilities	3,710,350

Long-term liabilities:
Long-term debt and capital lease obligations, net of current portion	2,098,489

Total liabilities	5,808,839

Commitments and contingencies

Stockholder's equity:
Common stock, no par value; 100,000 shares authorized;
100 shares issued and outstanding	100,000
Additional paid in capital	334,833
Retained earnings	2,065,277
Total stockholder's equity	2,500,110

$ 8,308,949

See accompanying notes to financial statements

P.W. STEPHENS, INC.

STATEMENTS OF INCOME  (Unaudited)

	For Nine Months Ended September 30,

	2002	2001

Net sales	$ 10,855,586	$ 9,586,110

Cost of sales	5,062,440	4,720,674

Gross profit	5,793,146	4,865,436

Operating expenses:
Payroll and related benefits	2,545,368	2,100,437
General and administrative	1,677,877	813,691
Depreciation and amortization	252,731	239,637
Bad debt expense and write-off of related party advances	242,457	53,914

Total operating expenses	4,718,433	3,207,679

Income from operations	1,074,713	1,657,757

Other income (expense):
Interest income	537	1,896
Interest expense	(162,368)	(162,930)
Loss on disposal of property and equipment	(12,506)	(29,886)
Total other income (expense)	(174,337)	(190,920)

Income before provision for income taxes	900,376	1,466,837

Provision for income taxes	360,150	586,735

Net income	$ 540,226	$ 880,102

See accompanying notes to financial statements

P.W. STEPHENS, INC.

STATEMENTS OF CASH FLOWS  (Unaudited)

	For Nine Months Ended September 30,
	2002	2001

Cash flows from operating activities:
Net income	$ 540,226	$ 880,102
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	168,971	239,637
Bad debt expense and write-off of related party advances	242,457	53,914
Deferred income taxes	-	(31,662)
Loss on disposal of property and equipment	12,506	29,886
Changes in operating assets and liabilities:
Accounts receivable	(938,614)	(965,179)
Prepaid expenses and supplies	9,663	29,848
Other assets	(68,599)	5,457
Accounts payable and accrued expenses	367,060	476,465

Net cash provided by operating activities	333,670	718,468

Cash flows from investing activities:
Purchases of property and equipment	(120,546)	(98,768)
Advances to (from) related parties	(320,537)	(240,111)

Net cash used in investing activities	(441,083)	(338,879)

Cash flows used in financing activities:
Net borrowings on line of credit	516,330	-
Payments on long-term debt	(260,464)	(295,406)
Payments on capital lease obligations	(112,494)	(54,487)

Net cash provided by (used in) financing activities	143,372	(349,893)

Net change in cash	35,959	29,696

Cash, beginning of period	31,503	30,080

Cash, end of period	$ 67,462	$ 59,776

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$ 167,880	$ 126,827
Cash paid during the period income taxes	$ -	$ -

Supplemental disclosure of non-cash investing and financing activities:

During 2002 and 2001, the Company incurred capital lease obligations of approximately $363,000 and $131,000, respectively, for the purchases of equipment.

During 2002, the Company received property and equipment with a net book value of approximately $889,000 in exchange for amounts due from a related party.

See accompanying notes to financial statements

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Nine Months Ended September 30, 2002 and 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Line of Business

P.W. Stephens, Inc. (the "Company") was incorporated on December 28, 1998 under the laws of the State of California.  The Company provides abatement services for residential and commercial properties for asbestos, lead and mold materials and contamination to customers located throughout California.  As of September 30, 2002, the Company has three branches in California located in Huntington Beach, Fremont and San Diego.

Through April 30, 2001, the Company was a wholly owned subsidiary of American Temporary Sanitation, Inc. ("ATS").  ATS was owned by the Barber family.  Effective May 1, 2001, ATS agreed to transfer its ownership of the Company to Jane Barber in exchange for the repayment of all intercompany balances owed, the assumption of a $1,199,981 SBA loan by Jane Barber and Mrs. Barber's ownership interest in ATS.  As the transfer of ownership interest was between entities under common control, no purchase accounting entries were recorded.

As part of the agreement, income taxes arising from the Company's estimated taxable income for the period January 1, 2001 to April 30, 2001 were assumed by ATS (who files a consolidated return).  As a result, the intercompany obligation of the Company for income taxes payable to ATS of $334,833 was considered a capital contribution by ATS at the time of transfer of ownership and recorded as additional paid in capital by the Company on April 1, 2001.

As a result, of the above transaction, the SBA loan and the debt incurred by ATS to purchase the assets of the Company (see Note 5) have been "pushed down" on the accompanying balance sheet as an obligation of the Company with a corresponding increase to goodwill.  The related interest and amortization expense for the periods ended September 30, 2002 and 2001 has been included in the accompanying statements of income.

Concentration of Credit Risk

Cash

The Company maintains cash balances at a financial institution that is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000.  At September 30, 2002, the Company had approximately $39,000 in these accounts in excess of the FDIC insurance limits.

Customers

The Company extends credit to a variety of customers in the normal course of business.  The Company performs ongoing credit evaluations of its customers.  The Company does not obtain collateral with which to secure its accounts receivable.  The Company estimates credit losses based on management's historical experience and current industry trends.  Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Nine Months Ended September 30, 2002 and 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the recorded amounts of revenues and expenses during the reporting period.  Significant estimates made by management include, among others, the allowance for doubtful accounts.  Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost, and are being depreciated using the straight-line method over the estimated useful lives of the related assets, ranging from three to seven years.  Leasehold improvements are amortized on a straight-line basis over the lesser of the estimated useful lives of the assets or the related lease terms.  Maintenance and repairs are charged to expense as incurred.  Significant renewals and betterments are capitalized.  At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statement of income.

Goodwill

Goodwill relates to the acquisition of the Company by ATS in 1998 and prior to January 1, 2002 was being amortized on a straight-line basis over 15 years.  Amortization expense recorded on the accompanying statement of income totaled $0 and $137,499 for the periods ended September 30, 2002 and 2001, respectively.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001.  SFAS 142 addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in the financial statements upon their acquisition and after they have been initially recognized in the financial statements.  SFAS 142 requires that goodwill and intangible assets that have indefinite useful lives not be amortized but rather be tested at least annually for impairment, and intangible assets that have finite useful lives be amortized over their useful lives.  SFAS 142 provides specific guidance for testing the impairment of goodwill and intangible assets that will not be amortized.  In addition, SFAS 142 expands the disclosure requirements about goodwill and other intangible assets in the years subsequent to their acquisition.  Impairment losses for goodwill and indefinite-life intangible assets that arise due to the initial applicable of SFAS 142 are to be reported as resulting from a change in accounting principle.  The Company adopted SFAS 142 on January 1, 2002.  As a result, no amortization was recorded in 2002 and management determined there was no impairment at September 30, 2002.

Long-Lived Assets

The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows.  The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management.  At September 30, 2002 the Company's management believes there is no impairment of its long-lived assets.  There can be no assurance however, that market conditions will not change or demand for the Company's services will continue, which could result in impairment of long-lived assets in the future.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Nine Months Ended September 30, 2002 and 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets."  SFAS 144 addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of.  The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within these fiscal years, with early adoption encouraged.  The Company adopted SFAS 144 on January 1, 2002, with no impact on its financial statements.

Revenue Recognition

Revenue is recognized at the time the contract and related services are performed.

Advertising

The Company expenses the cost of advertising when incurred as general and administrative expense.  These amounts were not significant for the periods ended September 30, 2002 and 2001.

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "Accounting for Income Taxes."  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Through April 30, 2001, the Company was a wholly owned subsidiary of ATS.  For tax purposes, the Company filed a consolidated income tax return with ATS.  ATS had incurred losses, which consolidated with the Company, resulted in no payment of tax liability.  For periods subsequent to April 1, 2001, the shareholder has continues to file a consolidated return, including the Company.   For purposes of these financial statements, the Company recorded tax provisions pursuant to SFAS 109 on a stand-alone basis, resulting in a liability for taxes, which has been recorded as a related party payable as of and for the periods ended September 30, 2002 and 2001.

Business Segments

The Company currently operates in one segment.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Nine Months Ended September 30, 2002 and 2001

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at September 30, 2002:

Automobile and trucks	$ 1,087,092
Machinery and equipment	1,381,359
Computer equipment	128,842
Office equipment	79,620
Furniture and fixtures	64,067
Leasehold improvements	20,426
2,761,406

Less accumulated depreciation and amortization	(739,812)

$ 2,021,594

Depreciation and amortization expense recorded in the accompanying statements of income totaled $168,971 and $96,267 for the periods ended September 30, 2002 and 2001, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

As of September 30, 2002, the Company had advances of $60,940 to related parties through common ownership.  The advances are non-interest bearing.

As of September 30, 2002, the Company owed $1,310,469 to a related party through common ownership.  This amount is comprised primarily of the Company's share of the consolidated tax liability, less amounts paid by the Company on behalf of the shareholder.

The Company paid amounts a related party for services performed totaling approximately $137,000.  These payments are reflected in general and administrative expenses in the accompanying statement of income.

NOTE 4 - LINES OF CREDIT

The Company currently has two lines of credit available.  The revolving line of credit bears interest at the prime rate plus 0.75% per annum, payable monthly.  The terms of the agreement provide for borrowings up to the lesser of $500,000 or the aggregate of 80% of eligible accounts receivable, as defined.  The revolving line of credit expires on January 31, 2003, at which time the Company expects to replace the line through additional financing from another institution.  As of September 30, 2002, the Company had outstanding borrowings totaling $487,330 under this agreement.

The equipment line of credit bears interest at the prime rate plus 1.00% per annum, payable monthly.  The terms of the agreement provide for borrowings up to $200,000.  The equipment line of credit expired on January 31, 2003, at which time all outstanding amounts totaling $29,000 will be repaid over 36 equal monthly installments including principal and interest through February 28, 2006.  As of September 30, 2002, the Company had outstanding borrowings totaling $29,000 under this agreement.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Nine Months Ended September 30, 2002 and 2001

NOTE 5 - LONG-TERM DEBT

Long-term debt consists of the following at September 30, 2002:

Note payable to Home Solutions of America, Inc. ("HSA") payable in monthly installments totaling $37,438, including interest at 7.75%, maturing July 1, 2005, secured by certain assets held by the shareholder of the Company.  This note was forgiven as part of the acquisition of the Company subsequent to September 30, 2002 (see Note 7).

$ 1,228,623

Note payable to a financial institution, payable in monthly installments of $18,333, plus interest at prime (4.75% at December 31, 2001) plus 0.75%, maturing January 28, 2007, guaranteed by stockholder.	953,333

Capital lease obligations, payable in monthly installments ranging from approximately $470 to $900 at effective interest rates ranging from 4.6% to 16.5%, maturing through February 2006, secured by leased equipment.	472,151
2,654,107

Less current portion	(555,618)

$ 2,098,489

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its facilities under non-cancelable operating lease agreements.  The leases expire on various dates through December 2004 and provide for monthly rents ranging from approximately $1,200 to $4,200.  Rental expense under these operating leases for the periods ended September 30, 2002 and 2001 were approximately $79,000 and $63,000, respectively.

Legal

The Company continues to be involved in various claims, lawsuits, and disputes with third parties, actions involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business.  The Company is currently not involved in any such litigation which management believes could have a material adverse effect on its financial position or results of operations.

NOTE 7 - SUBSEQUENT EVENT

On December 27, 2002, pursuant to a stock purchase agreement, the Company's stockholder agreed to sell 100% of the outstanding stock of P.W. Stephens, Inc. to HSA. The sale, which will be accounted for as a purchase, was comprised of the following:

Cash	$ 1,000,000
Promissory notes issued by HSA	8,975,000
Assignment of promissory notes from third parties held by HSA	1,175,000
Cancellation of note payable to HSA (see Note 5)	1,154,000
Warrant to purchase stock of HSA	425,000

$ 12,729,000

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Nine Months Ended September 30, 2002 and 2001

NOTE 7 - SUBSEQUENT EVENT, continued

The promissory notes issued by HSA are as follows:

Note payable, interest at 6%, principal due in one payment including interest of $37,500 on March 31, 2003, secured by the assets of the Company.	$ 1,500,000

Note payable, including discount of $169,000, zero coupon, imputed interest at 5%, principal and interest due in equal monthly installments of $24,067 through October 2007, secured by assets of the Company.	1,275,000

Note payable, interest starting June 1, 2003 at one-month LIBOR (1.75% at November 1, 2002) plus 1%, principal payments of $250,000 due quarterly plus interest beginning on November 1, 2003, with final payment of $200,000 plus unpaid interest November 1, 2008, secured by assets of the Company.	5,200,000

Note payable, interest at 2.25%, principal payments due as accounts receivable securing note are collected, remaining amount (if any) due April 1, 2003.	1,000,000

$ 8,975,000

The warrant issued by HSA entitles the holder to purchase 293,412 shares of the common stock of HSA at a purchase price of $0.01 per share, which expires on November 15, 2007.  The fair value of the warrant has been determined using the Black-Scholes option pricing model.

P.W. STEPHENS, INC.

FINANCIAL STATEMENTS

 For The Years Ended December 31, 2001 and 2000

 with

 INDEPENDENT AUDITORS' REPORT THEREON

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
P.W. Stephens, Inc.

We have audited the accompanying balance sheets of P.W. Stephens, Inc. (the "Company") as of December 31, 2001 and 2000, and the related statements of income, stockholder's equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of P.W. Stephens, Inc. as of December 31, 2001 and 2000, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

                                                                                                                 /s/ Corbin & Company, LLP

                                                                                                                Corbin & Company, LLP

Irvine, California
January 21, 2003

P.W. STEPHENS, INC.

BALANCE SHEETS

	December 31,
	2001	2000
ASSETS

Current assets:
Cash	$ 31,503	$ 30,080
Accounts receivable, net of allowance for doubtful
accounts of $146,956 in 2001 and $133,608 in 2000	2,800,386	2,164,157
Prepaid expenses and supplies	117,069	143,669
Total current assets	2,948,958	2,337,906

Property and equipment, net of accumulated depreciation
and amortization of $503,466 in 2001 and $302,678
in 2000	947,138	814,960

Goodwill, net of accumulated amortization of $573,484 in 2001
and $382,323 in 2000	2,293,935	2,485,096

Deferred income taxes	31,662	-

Due from related party	246,483	34,202

Other assets	59,524	21,986

	$ 6,527,700	$ 5,694,150

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Accounts payable and accrued expenses	$ 960,873	$ 930,384
Due to related party	943,265	1,155,606
Current portion of long-term debt	607,280	393,502
Current portion of capital lease obligations	92,494	46,294
Total current liabilities	2,603,912	2,525,786

Long-term liabilities:
Long-term debt, net of current portion	1,835,140	2,433,185
Capital lease obligations, net of current portion	128,764	74,311

Total liabilities	4,567,816	5,033,282

Commitments and contingencies

Stockholder's equity:
Common stock, no par value; 100,000 shares authorized;
100 shares issued and outstanding	100,000	100,000
Additional paid in capital	334,833	-
Retained earnings	1,525,051	560,868
Total stockholder's equity	1,959,884	660,868

	$ 6,527,700	$ 5,694,150

See independent auditors' report and
accompanying notes to financial statements

P.W. STEPHENS, INC.

STATEMENTS OF INCOME

	For The Years Ended December 31,

	2001	2000

Net sales	$ 12,854,434	$ 9,411,635

Cost of sales	6,083,794	4,403,641

Gross profit	6,770,640	5,007,994

Operating expenses:
Payroll and related benefits	2,901,692	2,271,646
General and administrative	1,373,993	1,062,288
Depreciation and amortization	398,766	362,970
Bad debt expense and write-off of related
party advances	114,069	255,655

Total operating expenses	4,788,520	3,952,559

Income from operations	1,982,120	1,055,435

Other income (expense):
Interest income	2,041	529
Interest expense	(261,056)	(154,570)
Loss on sale of property and equipment	(9,850)	(22,884)
Total other income (expense)	(268,865)	(176,925)

Income before provision for income taxes	1,713,255	878,510

Provision for income taxes	749,072	370,043

Net income	$ 964,183	$ 508,467

See independent auditors' report and
accompanying notes to financial statements

P.W. STEPHENS, INC.

STATEMENT OF STOCKHOLDER'S EQUITY

For the Years Ended December 31, 2001 and 2000

	Common Stock		Additional Paid in	Retained
	Shares	Amount	Capital	Earnings	Total

Balance, January 1, 2000	100	$100,000	$ -	$ 52,401	$ 152,401

Net income	-	-	-	508,467	508,467

Balance, December 31, 2000	100	100,000	-	560,868	660,868

Assumption of income tax
liability by parent company	-	-	334,833	-	334,833

Net income	-	-	-	964,183	964,183

Balance, December 31, 2001	100	$100,000	$ 334,833	$ 1,525,051	$ 1,959,884

See independent auditors' report and
accompanying notes to financial statements

P.W. STEPHENS, INC.

STATEMENTS OF CASH FLOWS

	For The Years Ended December 31,
	2001	2000

Cash flows from operating activities:
Net income	$ 964,183	$ 508,467
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation and amortization	398,766	362,970
Bad debt expense and write-off of related
party advances	114,069	255,655
Deferred income taxes	(31,662)	-
Loss on sale of property and equipment	9,850	22,884
Changes in operating assets and liabilities:
Accounts receivable	(669,577)	(825,685)
Prepaid expenses and supplies	26,600	(45,582)
Other assets	(37,538)	(4,982)
Accounts payable and accrued expenses	39,724	85,717

Net cash provided by operating activities	814,415	359,444

Cash flows from investing activities:
Purchases of property and equipment	(177,917)	(71,810)
Proceeds on sale of property and equipment	2,600	612
Advances to (from) related parties	(170,510)	(45,631)

Net cash used in investing activities	(345,827)	(116,829)

Cash flows from financing activities:
Payments on long-term debt	(393,502)	(218,975)
Payments on capital lease obligations	(73,663)	(28,674)

Net cash used in financing activities	(467,165)	(247,649)

Net change in cash	1,423	(5,034)

Cash, beginning of year	30,080	35,114

Cash, end of year	$ 31,503	$ 30,080

Continued

P.W. STEPHENS, INC.

STATEMENTS OF CASH FLOWS - CONTINUED

	For The Years Ended December 31,
	2001	2000

Supplemental disclosure of cash flow information:
Cash paid during the year for interest	$ 288,816	$ 140,112
Cash paid during the year for income taxes	$ -	$ -

Supplemental disclosure of non-cash investing and financing activities:
During 2001 and 2000, the Company incurred capital lease obligations of $174,316 and $71,860, respectively, for the purchases of equipment.

     Due to a change in ownership during 2001, the previous parent company assumed $334,833 in intercompany income taxes payable that resulted from Company income which was recorded as an increase to additional paid-in capital.

See independent auditors' report and
accompanying notes to financial statements

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Line of Business

P.W. Stephens, Inc. (the "Company") was incorporated on December 28, 1998 under the laws of the State of California.  The Company provides abatement services for residential and commercial properties for asbestos, lead and mold materials and contamination to customers located throughout California.  As of December 31, 2001, the Company has three branches in California located in Huntington Beach, Fremont and San Diego.

Through April 30, 2001, the Company was a wholly owned subsidiary of American Temporary Sanitation, Inc. ("ATS").  ATS was owned by the Barber family.  Effective May 1, 2001, ATS agreed to transfer its ownership of the Company to Jane Barber in exchange for the repayment of all intercompany balances owed, the assumption of a $1,199,981 SBA loan by Jane Barber and Mrs. Barber's ownership interest in ATS.  As the transfer of ownership interest was between entities under common control, no purchase accounting entries were recorded.

As part of the agreement, income taxes arising from the Company's estimated taxable income for the period January 1, 2001 to April 30, 2001 were assumed by ATS (who files a consolidated return).  As a result, the intercompany obligation of the Company for income taxes payable to ATS of $334,833 was considered a capital contribution by ATS at the time of transfer of ownership and recorded as additional paid in capital by the Company on April 1, 2001.

As a result of the above transaction, the SBA loan and the debt incurred by ATS to purchase the assets of the Company (see Note 4) have been "pushed down" on the accompanying balance sheets as an obligation of the Company with a corresponding increase to goodwill. The related interest and amortization expense for the years ended December 31, 2001 and 2000 has been included in the accompanying statements of income.

Concentration of Credit Risk

Cash

The Company maintains cash balances at a financial institution that is insured by the Federal Deposit Insurance Corporation ("FDIC") up to $100,000.  At December 31, 2001 and 2000, the Company had approximately $120,000 and $83,000, respectively, in these accounts in excess of the FDIC insurance limits.

Customers

The Company extends credit to a variety of customers in the normal course of business.  The Company performs ongoing credit evaluations of its customers.  The Company does not obtain collateral with which to secure its accounts receivable.  The Company estimates credit losses based on management's historical experience and current industry trends.  Although the Company expects to collect amounts due, actual collections may differ from the estimated amounts.

As of and during the years ended December 31, 2001 and 2000, respectively, the Company's largest customer represented approximately 13% and 15% of net sales and 14% and 20% of accounts receivable.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the recorded amounts of revenues and expenses during the reporting period.  Significant estimates made by management include, among others, the allowance for doubtful accounts.  Actual results could differ from those estimates.

Property and Equipment

Property and equipment are stated at cost, and are being depreciated using the straight-line method over the estimated useful lives of the related assets, ranging from three to seven years.  Leasehold improvements are amortized on a straight-line basis over the lesser of the estimated useful lives of the assets or the related lease terms.  Maintenance and repairs are charged to expense as incurred.  Significant renewals and betterments are capitalized.  At the time of retirement or other disposition of property and equipment, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is reflected in the statement of income.

Goodwill

Goodwill relates to the acquisition of the Company by ATS in 1998 and is being amortized on a straight-line basis over 15 years.  Amortization expense recorded on the accompanying statements of income totaled $191,161 and $191,161 for the years ended December 31, 2001 and 2000, respectively.

Long-Lived Assets

The Company's management assesses the recoverability of its long-lived assets by determining whether the depreciation and amortization of long-lived assets over their remaining lives can be recovered through projected undiscounted future cash flows.  The amount of long-lived asset impairment, if any, is measured based on fair value and is charged to operations in the period in which long-lived asset impairment is determined by management.  At December 31, 2001 and 2000, the Company's management believes there is no impairment of its long-lived assets.  There can be no assurance however, that market conditions will not change or demand for the Company's services will continue, which could result in impairment of long-lived assets in the future.

Revenue Recognition

Revenue is recognized at the time the contract and related services are performed.

Advertising

The Company expenses the cost of advertising when incurred as general and administrative expense.  Advertising expense was approximately $13,600 and $36,500 for the years ended December 31, 2001 and 2000.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, continued

Income Taxes

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 ("SFAS 109"), "Accounting for Income Taxes."  Under the asset and liability method of SFAS 109, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  Under SFAS 109, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.  A valuation allowance is provided for certain deferred tax assets if it is more likely than not that the Company will not realize tax assets through future operations.

Through April 30, 2001, the Company was a wholly owned subsidiary of ATS.  For tax purposes, the Company filed a consolidated income tax return with ATS.  ATS had incurred losses, which consolidated with the Company, resulted in no payment of tax liability.  For periods subsequent to April 1, 2001, the shareholder has elected to continue to file a consolidated return, including the Company.   For purposes of these financial statements, the Company recorded tax provisions pursuant to SFAS 109 on a stand-alone basis, resulting in a liability for taxes, which has been recorded as a related party payable as of and for the years ended December 31, 2001 and 2000.

Recent Pronouncements

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 142 ("SFAS 142"), "Goodwill and Other Intangible Assets," which is effective for fiscal years beginning after December 15, 2001.  SFAS 142 addresses how intangible assets that are acquired individually or with a group of other assets should be accounted for in the financial statements upon their acquisition and after they have been initially recognized in the financial statements.  SFAS 142 requires that goodwill and intangible assets that have indefinite useful lives not be amortized but rather be tested at least annually for impairment, and intangible assets that have finite useful lives be amortized over their useful lives.  SFAS 142 provides specific guidance for testing the impairment of goodwill and intangible assets that will not be amortized.  In addition, SFAS 142 expands the disclosure requirements about goodwill and other intangible assets in the years subsequent to their acquisition.  Impairment losses for goodwill and indefinite-life intangible assets that arise due to the initial applicable of SFAS 142 are to be reported as resulting from a change in accounting principle.  The Company will adopt SFAS 142 in fiscal 2002 and believes there will be no significant impact as a result of the adoption on its financial statements.

In August 2001, the FASB issued Statement of Financial Accounting Standards No. 144 ("SFAS 144"), "Accounting for the Impairment or Disposal of Long-Lived Assets."  SFAS 144 addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of.  The provisions of SFAS 144 are effective for financial statements issued for fiscal years beginning after December 15, 2001, and interim periods within these fiscal years, with early adoption encouraged.  The Company will adopt SFAS 144 in fiscal 2002 and believes there will be no significant impact as a result of the adoption on its financial statements.

Business Segments

The Company currently operates in one segment.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 2 - PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at December 31:

	2001	2000
Automobile and trucks	$ 838,637	$ 692,286
Machinery and equipment	358,304	197,683
Computer equipment	127,122	110,085
Office equipment	75,597	66,640
Furniture and fixtures	48,421	48,421
Leasehold improvements	2,523	2,523
	1,450,604	1,117,638

Less accumulated depreciation and amortization	(503,466)	(302,678)

	$ 947,138	$ 814,960

Depreciation and amortization expense recorded in the accompanying statements of income totaled $207,605 and $171,809 for the years ended December 31, 2001 and 2000, respectively.

NOTE 3 - RELATED PARTY TRANSACTIONS

During 2001 and 2000, the Company wrote-off approximately $83,000 and $225,000, respectively, of advances to related parties through common ownership.  As of December 31, 2001 and 2000, the balance is $0.

During 2001, the Company advanced $246,483 to a related party through common ownership.  The advances are non-interest bearing.  The balance was satisfied subsequent to year-end through the transfer of equipment.  As a result, the Company has classified these advances as non-current.

As of December 31, 2001 and 2000, the Company owed $943,265 and $1,155,606, respectively, to a related party through common ownership.  These amounts are comprised primarily of the Company's share of the consolidated tax liability, less amounts paid by the Company on behalf of the related party and have been cancelled subsequent to year-end as a result of the purchase of the Company (see Note 7).

NOTE 4 - LONG-TERM DEBT

Long-term debt consists of the following at December 31, 2001 and 2000:

2001	2000

Note payable to Home Solutions of America, Inc. ("HSA") payable in monthly installments totaling $37,438, including interest at 7.75%, maturing July 1, 2005, secured by certain assets and certain assets held by the shareholder of the Company.  This note was forgiven as part of the acquisition of the Company subsequent to year-end (see Note 7).

$ 1,401,708	$ 1,550,000

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 4 - LONG-TERM DEBT, continued

	2001	2000
Note payable to a financial institution, payable in monthly installments totaling $26,977, including interest at prime (4.75% at December 31, 2001) plus 2.75%, maturing December 31, 2005, secured by substantially all assets of the Company. This note was paid off subsequent to year-end with a new term loan (see Note 7).	1,040,712	1,276,687
	2,442,420	2,826,687

Less current portion	(607,280)	(393,502)

	$1,835,140	$2,433,185

The above loans require that the Company maintain certain financial covenants including minimum tangible net worth, current and debt service ratios.  The Company was in compliance with such covenants at December 31, 2001.

Future minimum principal payments pursuant to the above long-term debt are as follows:

Years Ending December 31,
2002	$ 607,280
2003	655,371
2004	707,271
2005	472,498

$ 2,442,420

NOTE 5 - INCOME TAXES

The provision for income taxes in the accompanying financial statements consists of the following for the years ended December 31:

	2001	2000
Current:
Federal	$ 612,324	$ 287,134
State	168,410	82,909
	780,734	370,043

Deferred:
Federal	(25,071)	-
State	(6,591)	-
	(31,662)	-

	$ 749,072	$ 370,043

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 5 - INCOME TAXES, continued

Deferred income taxes consist primarily of accelerated depreciation for income tax purposes and other reserves.  The effective tax rate is different than the statutory federal income tax rate due to the effect of state taxes and permanently non-deductible items.

NOTE 6 - COMMITMENTS AND CONTINGENCIES

Operating Leases

The Company leases its facilities under non-cancelable operating lease agreements.  The leases expire on various dates through December 2004 and provide for monthly rents ranging from approximately $1,200 to $4,200.  Rental expense under these operating leases for the years ended December 31, 2001 and 2000 were approximately $90,000 and $83,000, respectively.

Capital Leases

The Company leases certain equipment under capital lease agreements, which expire at various dates through November 2004.  The leases are payable in monthly installments ranging from approximately $550 to  $900 at effective interest rates ranging from 12.4% to 16.5%.  The assets and liabilities under capital leases are recorded at lease inception at the lower of the present value of the minimum lease payments or the fair market value of the related assets.  The leases are payable in monthly installments ranging from approximately $470 to $670 at effective interest rates ranging from 4.6% to 4.8%.

Future minimum lease payments under non-cancelable leases are as follows.

Years Ending December 31,	Capital Leases	Operating Leases	Total

2002	$ 117,000	$ 101,000	$ 218,000
2003	90,000	72,000	162,000
2004	56,000	53,000	109,000

Total lease payments	263,000	$ 226,000	$ 489,000

Less amount representing interest	41,742

Present value of future minimum
lease payments	221,258

Less current portion	92,494

	$ 128,764

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 6 - COMMITMENTS AND CONTINGENCIES, continued

The following is an analysis of the leased equipment under capital lease, which is included in property and equipment as of December 31, 2001 and 2000:

	2001	2000

Automobiles and trucks	$ 323,868	$ 161,942
Machinery and equipment	33,295	20,905
	357,163	182,847

Less accumulated depreciation	(96,538)	(42,573)

	$ 260,625	$ 140,274

Legal

The Company continues to be involved in various claims, lawsuits, and disputes with third parties, actions involving allegations or discrimination or breach of contract actions incidental in the normal operations of the business.  The Company is currently not involved in any such litigation which management believes could have a material adverse effect on its financial position or results of operations.

NOTE 7 - SUBSEQUENT EVENTS

Subsequent to year-end, the Company entered into a credit agreement with a financial institution.  The credit agreement includes a term loan, a revolving line of credit and an equipment line of credit.  The credit agreement is guaranteed by the stockholders of the Company, secured by substantially all Company assets and contains a provision that requires the Company to maintain certain financial covenants.

The $1,100,000 term loan bears interest at the prime rate plus 0.75% with monthly principal payments of $18,333 plus accrued interest thereon.  The loan matures January 28, 2007.  The proceeds of the term loan were used to pay off the SBA loan (see Note 4).

The revolving line of credit bears interest at the prime rate plus 0.75% per annum, payable monthly.  The terms of the agreement provide for borrowings up to the lesser of $500,000 or the aggregate of 80% of eligible accounts receivable, as defined.  The revolving line of credit expires on January 28, 2003, at which time the Company expects to replace the line through additional financing from another institution.

The equipment line of credit bears interest at the prime rate plus 1.00% per annum, payable monthly.  The terms of the agreement provide for borrowings up to $200,000.  The equipment line of credit expires on January 31, 2003, at which time all outstanding amounts will be repaid over 36 equal monthly installments including principal and interest through February 28, 2006.

P.W. STEPHENS, INC.

NOTES TO FINANCIAL STATEMENTS

For The Years Ended December 31, 2002 and 2001

NOTE 7 - SUBSEQUENT EVENTS, continued

On December 27, 2002, pursuant to a stock purchase agreement, the Company's stockholder agreed to sell 100% of the outstanding stock of P.W. Stephens, Inc. to HSA. The sale, which will be accounted for as a purchase, was comprised of the following:

Cash	$ 1,000,000
Promissory notes issued by HSA	8,975,000
Assignment of promissory notes from third parties held by HSA	1,175,000
Cancellation of note payable to HSA (see Note 4)	1,154,000
Warrant to purchase stock of HSA	425,000

$ 12,729,000

The promissory notes issued by HSA are as follows:

Note payable, interest at 6%, principal due in one payment including interest of $37,500 on March 31, 2003, secured by the assets of the Company.	$ 1,500,000

Note payable, including discount of $169,000, zero coupon, imputed interest at 5%, principal and interest due in equal monthly installments of $24,067 through October 2007, secured by assets of the Company.	1,275,000

Note payable, interest starting June 1, 2003 at one-month LIBOR (1.75% at November 1, 2002) plus 1%, principal payments of $250,000 due quarterly plus interest beginning November 1, 2003, with final payment of $200,000 plus unpaid interest on November 1, 2008, secured by assets of the Company.	5,200,000

Note payable, interest at 2.25%, principal payments due as accounts receivable securing note are collected, remaining amount (if any) due April 1, 2003.	1,000,000

$ 8,975,000

The warrant issued by HSA entitles the holder to purchase 293,412 shares of the common stock of HSA at a purchase price of $0.01 per share, which expires on November 15, 2007.  The fair value of the warrant has been determined using the Black-Scholes option pricing model.

Home Solutions Of America, Inc.
Pro Forma Combined Balance Sheets
September 30, 2002
(Unaudited)  (In thousands)

			Pro Forma		Pro Forma
ASSETS	HSA	PWS	Adjustments		Combined

Current assets:
Cash	14	67	1,400	(a)
			(1,000)	(b)	481
Accounts receivable	-	3,598			3,598
Prepaid expenses and supplies	-	107			107
Note receivable, current portion	513	-	(139)	(b)
			(374)	(d)	-
Other current assets	89	-	(45)	(b)
			(30)	(d)	14
Due from related party	-	61			61

Total current assets	616	3,833	(188)		4,261

Note receivable, long-term portion	1,766	-	(911)	(b)
			(855)	(d)	-
Deferred acquisition costs	450	-			450
Property and equipment	143	2,021			2,164
Goodwill	-	2,294	11,620	(b)
			(3,810)	(c)
			839	(e)	10,943
Deferred income taxes	-	32			32
Other assets	-	128			128

Total assets	2,975	8,308	6,695		17,978

LIABILITIES AND STOCKHOLDER'S EQUITY

Current liabilities:
Line of credit borrowings	-	516			516
Accounts payable and accrued expenses	480	1,328	(30)	(d)
			239	(e)	2,017
Due to affiliate	265	1,310	(1,310)	(c)	265
Current portion of long-term debt and capital lease obligations	27	556	2,736	(b)
			(374)	(d)	2,945

Total current liabilities	772	3,710	1,261		5,743

Long-term debt and capital lease obligations	281	2,098	6,239	(b)
			(855)	(d)	7,763

Total liabilities	1,053	5,808	6,645		13,506

Stockholder's equity:
Common stock	9	100	1	(a)
			(100)	(c)	10
Additional paid in capital	23,892	335	1,399	(a)
			425	(b)
			(335)	(c)
			600	(e)	26,316
Notes receivable	(125)	-	125	(b)	-
Retained earnings (deficit)	(21,854)	2,065	(2,065)	(c)	(21,854)

Total stockholder's equity	1,922	2,500	50		4,472

Total liabilities & stockholder's equity	2,975	8,308	6,695		17,978

See notes to unaudited pro forma combined financial statements.

Home Solutions Of America, Inc.
Pro Forma Combined Statements of Operations
For the Nine-Month Period Ended September 30, 2002
(Unaudited) (In thousands)

			Pro Forma		Pro Forma
	HSA	PWS	Adjustments		Combined

Revenue	253	10,855			11,108
Cost of revenue	157	5,062			5,219

Gross profit	96	5,793	-		5,889

Operating expenses	1,563	4,718	-		6,281

Income from operations	(1,467)	1,075	-		(392)

Other income (expense):
Interest income	123	1	(73)	(a)
			(37)	(c)	14
Interest expense	(20)	(162)	73	(a)
			(132)	(b)	(241)
Reversal of prior accruals	1,220	-			1,220
Loss on sale of assets	(111)	(13)			(124)

Total other income (expense)	1,212	(174)	(169)		869

Income before provision for income taxes	(255)	901	(169)		477

Provision for income taxes	-	360	(170)	(d)	190

Net income	(255)	541	1		287

Per share	$(0.03)				$0.03

Weighted avg. shares outstanding	9,271,878		1,635,294	(e)	10,907,172

See notes to unaudited pro forma combined financial statements.

HOME SOLUTIONS OF AMERICA, INC.
Pro Forma Combined Statements of Operations
For the Year Ended December 31, 2001
(Unaudited)
(In thousands)

			Pro Forma		Pro Forma
	HSA	PWS	Adjustments		Combined

Revenue	4,433	12,854			17,287
Cost of revenue	2,943	6,084			9,027

Gross profit	1,490	6,770	-		8,260

Operating expenses	2,605	4,788	(183)	(f)	7,210

Income from operations	(1,115)	1,982	183		1,050

Other income (expense):
Interest income	282	2	(147)	(a)	137
Interest expense	(23)	(261)	147	(a)
			(154)	(b)	(291)
Reversal of prior accruals	-	-			-
Loss on sale of assets	(1,591)	(10)			(1,601)

Total other income (expense)	(1,332)	(269)	(154)		(1,755)

Income before provision for income taxes	(2,447)	1,713	29		(705)

Provision for income taxes	-	749	(1,031)	(d)	(282)

Net income	(2,447)	964	1,060		(423)

Per share	$(0.25)				$(0.04)

Weighted avg. shares outstanding	9,868,000		1,635,000	(e)	11,503,000

See notes to unaudited pro forma combined financial statements.

HOME SOLUTIONS OF AMERICA, INC.

 NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of Presentation

The unaudited pro forma combined balance sheets give effect to the acquisition of P.W. Stephens, Inc. as if the acquisition had occurred as of September 30, 2002.  The unaudited pro forma combined statements of operations assume the acquisition took place as of January 1, 2001.

The actual acquisition of P.W. Stephens, Inc. closed on December 27, 2002, effective November 1, 2002. Therefore, the actual purchase price allocation to the net assets acquired will be significantly different from the information presented in these pro forma financial statements.

The pro forma information has been prepared for comparative purposes only, and does not purport to be indicative of Home Solutions of America, Inc.'s ("HSA") results of operations that would have actually occurred had the transaction been in effect as of the date or for the periods presented, or of results that may occur in the future. The unaudited pro forma combined financial statements should be read in conjunction with HSA's historical financial statements and related notes.

Note 2 - Pro Forma Adjustments

The pro forma adjustments are based on HSA's management's preliminary estimates of the value of the tangible and intangible assets acquired. A valuation of the net assets acquired in the acquisition will be conducted by a third-party appraisal firm. As a result, the actual adjustments may differ materially from those presented in these unaudited pro forma combined financial statements.

Description of pro forma adjustments:

Pro Forma Adjustments to Combined Balance Sheets:

a)	Record the issuance of 1,400,000 shares of common stock for cash which was used to purchase the common stock of P.W. Stephens and pay for acquisition costs
b)	Record the purchase of P.W. Stephens stock in exchange for the following:

Cash	$ 1,000,000
Promissory notes issued by HSA	8,975,000
Assignment of promissory notes held by HSA	1,220,000
Warrant to purchase stock of HSA	425,000
$ 11,620,000
c)	Eliminate amounts due to the shareholder of P.W. Stephens and historical equity of P.W. Stephens
d)	Eliminate note payable and related interest payable from P.W. Stephens to HSA
e)	To record legal and professional fees incurred related to the acquisition to be settled in cash and 235,294 shares of common stock

Pro Forma Adjustments to Statements of Operations:

a)	Eliminate interest expense and interest income on note payable from P.W. Stephens to HSA
b)	Record interest expense for promissory notes issued in connection with purchase of P.W. Stephens
c)	Reverse interest income on promissory notes issued in 2002 held by HSA assigned to shareholder of P.W. Stephens as part of the P.W. Stephens acquisition
d)	Adjust tax provision
e)	Record issuance of shares to raise cash used for the acquisition of P.W. Stephens and for settlement of acquisition expenses
f)	Reverse amortization of goodwill from previous acquisition

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SOLUTIONS OF AMERICA, INC.

Date: February 14, 2003	By: /s/ R. ANDREW WHITE
R. Andrew White
Chief Financial Officer